EXHIBIT 10.31

AMENDMENTS TO THE PEPSICO, INC. 2003 LONG-TERM INCENTIVE PLAN,

EFFECTIVE AS OF DECEMBER 31, 2005

A.    Amendments to Long-Term Incentive Plans

The following amendments are effective as of December 31, 2005.

The text of Section 7(a)(vi) in the PepsiCo, Inc. 2003 Long-Term Incentive Plan (the “2003 LTIP”) and the text of any similar provision in any of the “Prior Plans” (as defined in the 2003 LTIP) are hereby entirely replaced with the following:

Buy Out of Option Gains. At any time after any Option becomes exercisable, the Committee shall have the right to elect, in its sole discretion and without the consent of the holder thereof, to cancel such Option and to cause PepsiCo to pay to the Participant the excess of the Fair Market Value of the shares of Common Stock covered by such Option over the Option Exercise Price of such Option at the date the Committee provides written notice (the “Buy Out Notice”) of its intention to exercise such right. Buy outs pursuant to this provision shall be effected by PepsiCo as promptly as possible after the date of the Buy Out Notice. Payments of buy out amounts shall be made in shares of Common Stock. The number of shares shall be determined by dividing the amount of the payment to be made by the Fair Market Value of a share of Common Stock at the date of the Buy Out Notice, and by rounding up any fractional share to a whole share. The rights provided by this provision are the exclusive rights that are available with respect to any Option in the event of a buy out, notwithstanding the terms of any outstanding agreement.

The text of Section 11 in the 2003 LTIP and the text of any similar provision in any of the Prior Plans are hereby entirely replaced with the following:

Change in Control.

Upon a Change in Control, the following shall occur.

(a) Options. Effective on the date of such Change in Control, all outstanding and unvested Options granted under the Plan shall immediately vest and become exercisable, and all Options then outstanding under the Plan shall remain outstanding in accordance with their terms. Notwithstanding anything to the contrary in this Plan, in the event that any Option granted under the Plan becomes unexercisable during its term on or after a Change in Control because: (i) the individual who holds such Option is involuntarily terminated (other than for cause) within two (2) years after the Change in Control; (ii) such Option is terminated or adversely modified; or (iii) Common Stock is no longer issued and outstanding, or no longer traded on a national securities exchange, then the holder of such Option shall immediately be entitled to receive equity (e.g., common stock) of the “Acquiring Entity” (as defined below) with a fair market value (taking into account any marketability limitations) equal to (A) the gain on such Option or (B) only if greater than the gain and only with respect to NQSOs the Black-Scholes value of such Option (as determined by a nationally recognized independent investment banker chosen by PepsiCo), in either case calculated on the date such Option becomes unexercisable. For purposes of the preceding sentence, the gain on an Option shall be calculated as the difference between the closing price per share of Common Stock as of the date such Option becomes unexercisable less the Option Exercise Price.

(b) Stock Appreciation Rights. Effective on the date of such Change in Control, all outstanding and unvested SARs granted under the Plan shall immediately vest and become exercisable, and all SARs then outstanding under the Plan shall remain outstanding in accordance with their terms. In the event that any SAR granted under the Plan becomes unexercisable during its term on or after a Change in Control because: (i) the individual who holds such SAR is involuntarily terminated (other than for cause) within two (2) years after the Change in Control; (ii) such SAR is terminated or adversely modified; or (iii) Common Stock is no longer issued and outstanding, or no longer traded on a national securities exchange, then the holder of such SAR shall immediately be entitled to receive equity (e.g., common stock) of the Acquiring Entity with a fair market value (taking into account any marketability limitations) equal to the gain on such SAR. For purposes of the preceding sentence, the gain on a SAR shall be calculated as the difference between the closing price per share of Common Stock as of the date such SAR becomes unexercisable and the purchase price per share of Common Stock covered by the SAR.

(c) Restricted Shares/Restricted Share Units. Upon a Change of Control all Restricted Shares and Restricted Share Units shall immediately vest and be distributed to Participants, effective as of the date of the Change of Control.

(d) Performance Awards. Each Performance Award granted under the Plan that is outstanding on the date of the Change in Control shall immediately vest and the holder of such Performance Award shall be entitled to a lump sum cash payment equal to the amount of such Performance Award payable at the end of the Performance Period as if 100% of the Performance Goals have been achieved.

(e) Timing of Payment. Any amount required to be paid pursuant to this Section 11 shall be paid as soon as practical after the date such amount becomes payable.

(f) Definition. “Change in Control” means the occurrence of any of the following events: (i) acquisition of 20% or more of the outstanding voting securities of PepsiCo, Inc. by another entity or group; excluding, however, the following (A) any acquisition by PepsiCo, Inc., or (B) any acquisition by an employee benefit plan or related trust sponsored or maintained by PepsiCo, Inc.; (ii) during any consecutive two-year period, persons who constitute the Board of Directors of PepsiCo, Inc. (the “Board”) at the beginning of the period cease to constitute at least 50% of the Board (unless the election of each new Board member was approved by a majority of directors who began the two-year period); (iii) PepsiCo, Inc. shareholders approve a merger or consolidation of PepsiCo, Inc. with another company, and PepsiCo, Inc. is not the surviving company; or, if after such transaction, the other entity owns, directly or indirectly, 50% or more of the outstanding voting securities of PepsiCo, Inc.; (iv) PepsiCo, Inc. shareholders approve a plan of complete liquidation of PepsiCo, Inc. or the sale or disposition of all or substantially all of PepsiCo, Inc.’s assets; or (v) any other event, circumstance, offer or proposal occurs or is made, which is intended to effect a change in the control of PepsiCo, Inc., and which results in the occurrence of one or more of the events set forth in clauses (i) through (iv) of this paragraph. For purposes of the Plan, the group or entity that triggers a Change in Control under cause (i), that is directly or indirectly responsible for the change in the Board under clause (ii), that survives the merger or consolidation referred to in clause (iii), or that acquires the assets under clause (iv) is referred to as the “Acquiring Entity.”

(g) Exclusive Rights. The rights provided by this Section are the exclusive rights that are available with respect to any Award in the event of a Change in Control, notwithstanding the terms of any outstanding agreement.

Adopted and Approved. PepsiCo, Inc.

by:	/s/ Margaret D. Moore
Margaret D. Moore
Senior Vice President, Human Resources

Date:	12-31-05

B.  Amendment to SharePower Plan

The following amendments are effective as of December 31, 2005.

Section 2(b) in the PepsiCo SharePower Stock Option Plan (“SharePower Plan”) is hereby entirely replaced with the following:

(b) “Change in Control” means the occurrence of any of the following events: (i) acquisition of 10% or more of the outstanding voting securities of PepsiCo, Inc. by another entity or group; excluding, however, the following (A) any acquisition by PepsiCo, Inc., or (B) any acquisition by an employee benefit plan or related trust sponsored or maintained by PepsiCo, Inc.; (ii) during any consecutive two-year period, persons who constitute the Board of Directors of PepsiCo, Inc. (the “Board”) at the beginning of the period cease to constitute at least 50% of the Board (unless the election of each new Board member was approved by a majority of directors who began the two-year period); (iii) PepsiCo, Inc. shareholders approve a merger or consolidation of PepsiCo, Inc. with another company, and PepsiCo, Inc. is not the surviving company; or, if after such transaction, the other entity owns, directly or indirectly, 50% or more of the outstanding voting securities of PepsiCo, Inc.; (iv) PepsiCo, Inc. shareholders approve a plan of complete liquidation of PepsiCo, Inc. or the sale or disposition of all or substantially all of PepsiCo, Inc.’s assets; or (v) any other event, circumstance, offer or proposal occurs or is made, which is intended to effect a change in the control of PepsiCo, Inc., and which results in the occurrence of one or more of the events set forth in clauses (i) through (iv) of this Section 2(b). For purposes of the Plan, the group or entity that triggers a Change in Control under clause (i), that is directly or indirectly responsible for the change in the Board under clause (ii), that survives the merger or consolidation referred to in clause (iii), or that acquires the assets under clause (iv) is referred to as the “Acquiring Entity.”

Section 6(h) in the SharePower Plan is hereby entirely replaced with the following:

(h) Effect of a Change in Control. Notwithstanding anything to the contrary in this Plan, at the date of a Change in Control, all outstanding and unvested Options granted under the Plan shall immediately vest and become exercisable, and all Options then outstanding under the Plan shall remain outstanding in accordance with their terms. In the event that any Option granted under the Plan becomes unexercisable during its term on or after a Change in Control because: (i) the individual who holds such Option is involuntarily terminated (other than for cause) within two (2) years after the Change in Control; (ii) such Option is terminated or adversely modified; or (iii) Common Stock is no longer issued and outstanding, or no longer traded on a national securities exchange, then the holder of such Option shall immediately be entitled to receive equity (e.g., common stock) of the Acquiring Entity with a fair market value (taking into account any marketability limitations) equal to the greater of (x) the gain on such Option or (B) the Black-Scholes value of such Option (as determined by a nationally recognized independent investment banker chosen by PepsiCo), in either case calculated on the date such Option becomes unexercisable. For purposes of the preceding sentence, the gain on an Option shall be calculated as the difference between the closing price per share of PepsiCo Common Stock as of the date such Option becomes unexercisable less the Option Exercise Price of such Option. Any equity required to be provided pursuant to this Section 6(h) shall be delivered within twenty (20) days after the date the Option holder becomes entitled to receive such equity. The rights provided by this Section 6(h) are the exclusive rights that are available with respect to any Option in the event of a Change in Control, notwithstanding anything to the contrary.

Section 10 in the SharePower Plan is hereby entirely replaced with the following:

10. Buy Out of Option Gains. At any time after any Stock Option becomes exercisable, the Committee shall have the right to elect, in its sole discretion and without the consent of the holder thereof, to cancel such Option and to cause PepsiCo to pay to the Optionee the excess of the Fair Market Value of the shares of Common Stock covered by such Option over the Option Exercise Price of such Option at the date the Committee provides written notice (the “Buy Out Notice”) of its intention to exercise such right. Buy outs pursuant to this provision shall be effected by PepsiCo as promptly as possible after the date of the Buy Out Notice. Payments of buy out amounts shall be made in shares of Common Stock. The number of shares shall be determined by dividing the amount of the payment to be made by the Fair Market Value of a share of Common Stock at the date of the Buy Out Notice. In no event shall PepsiCo be required to deliver a fractional share of Common Stock in satisfaction of this buy out provision. Payments of any such buy out amounts shall be made net of any applicable foreign, federal (including FICA), state and local withholding taxes.

Adopted and Approved PepsiCo, Inc.

By:	/s/ Margaret D. Moore
Margaret D. Moore
Senior Vice President, Human Resources

Date:	12-31-05